UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2023

ALCHEMY INVESTMENTS ACQUISITION CORP 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41699	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

850 Library Avenue, Suite 204-F Newark, DE	19711
(Address of principal executive offices)	(Zip Code)

(212) 877-1588

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ALCYU	The Nasdaq Stock Market LLC

Class A Ordinary Shares included as part of the units	ALCY	The Nasdaq Stock Market LLC

Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ALCYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 26, 2023, Alchemy Investments Acquisition Corp 1 (the “Company”) announced that the holders of the Company’s units (the “Units”) may elect to separately trade the Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), and warrants included in the Units commencing on June 26, 2023. Each Unit consists of one Class A ordinary share and one-half of one redeemable warrant to purchase one Class A ordinary share. Any Units not separated will continue to trade on the Nasdaq Global Market (the “Nasdaq”) under the symbol “ALCYU,” and each of the Class A ordinary shares and warrants that are separated will trade on the Nasdaq under the symbols “ALCY” and “ALCYW,” respectively. No fractional warrants will be issued upon separation of the Units and only whole warrants will trade. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the holders’ Units into Class A ordinary shares and warrants.

In addition, the Company announced that it has added a strategic advisor, Sheikha Noor, to its growing team.

Sheikha Noor is the founder and managing partner of The Private Investment Office, a GCC based family office since 2017. Prior to her role with The Private Investment Office, Ms. Noor served, from 2008 to 2017, as Finance Manager at Qatar Sovereign Fund (Qatari Diar). Ms. Noor received a higher bachelor in accounting and finance in 2008 from CBE College, Qatar University.

A copy of the press release issued by the Company announcing the separate trading of the securities underlying the Units and the addition of an advisor to its growing team is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

No.	Exhibits
99.1	Press Release, dated June 26, 2023.
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 26, 2023

ALCHEMY INVESTMENTS ACQUISITION CORP 1

By:	/s/ Mattia Tomba
	Name:	Mattia Tomba
	Title:	Co-Chief Executive Officer

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